                                                                    EXHIBIT 21.1


                                  METLIFE, INC.
                             As of December 31, 2000


Wholly-Owned Active Subsidiaries

23RD STREET INVESTMENTS, INC.(DE)
334 MADISON EURO INVESTMENTS, INC. (DE)
BENEFIT SERVICES CORPORATION (GA)
CBNJ, INC. (NJ)
COATING TECHNOLOGIES INTERNATIONAL, INC. (DE)
CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UNITED KINGDOM)
COLLABORATIVE STRATEGIES, INC. (MO)
CONNING, INC. (DE)
CONNING & COMPANY (CT)
CONNING ASSET MANAGEMENT (MO)
CONNING CORPORATION (MO)
COVA CORPORATION  (MO)
COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY (MO)
COVA FINANCIAL LIFE INSURANCE COMPANY  (CA)
COVA INVESTMENT ADVISORY CORPORATION   (IL)
COVA INVESTMENT ALLOCATION CORPORATION (IL)
COVA LIFE ADMINISTRATION SERVICES COMPANY (IL)
COVA LIFE MANAGEMENT COMPANY (DE)
COVA LIFE SALES COMPANY (DE)
CP&S COMMUNICATIONS, INC. (NY)
CRB CO., INC. (MA)
CRH CO., INC. (MA)
CROSS & BROWN COMPANY (NY)
ECONOMY FIRE & CASUALTY COMPANY (IL)
ECONOMY PREFERRED INSURANCE COMPANY (IL)
ECONOMY PREMIER ASSURANCE COMPANY (IL)
EDISON SUPPLY AND DISTRIBUTION, INC. (DE)
EQUITY INTERMEDIARY COMPANY (MO)
EXETER REASSURANCE COMPANY, LTD. (BERMUDA)
FAIRFIELD INSURANCE AGENCY OF TEXAS, INC.(TX)
FIRST COVA LIFE INSURANCE COMPANY (NY)
FULCRUM FINANCIAL ADVISORS, INC. (MA)
G.A. HOLDING CORPORATION (MA)
GENAM HOLDING COMPANY (DE)
GENAMERICA CAPITAL I (DE)
GENAMERICA FINANCIAL CORPORATION (MO)
GENAMERICA MANAGEMENT CORPORATION (MO)
GENELCO ASIA PACIFIC LIMITED (HONG KONG)
GENELCO DE MEXICO S.A. DE C.V. (MEXICO)
KRISMAN, INC. (MO)
GENERAL AMERICAN DISTRIBUTORS, INC. (MO)
GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)
GENERAL LIFE INSURANCE COMPANY (TX)
GENERAL LIFE INSURANCE COMPANY OF AMERICA (IL)
GM MARKETING INCORPORATED (MO)
GENMARK INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA)
GENMARK INSURANCE AGENCY OF OHIO, INC. (OH)

GENMARK INSURANCE AGENCY OF TEXAS, INC. (TX)
HEREFORD INSURANCE AGENCY, INC. (MA)
HEREFORD INSURANCE AGENCY OF ALABAMA, INC. (AL)
HEREFORD INSURANCE AGENCY OF HAWAII, INC. (HI)
HEREFORD INSURANCE AGENCY OF IDAHO, INC. (ID)
HEREFORD INSURANCE AGENCY OF MINNESOTA, INC.(MN)
HEREFORD INSURANCE AGENCY OF NEW MEXICO, INC.(NM)
HEREFORD INSURANCE AGENCY OF OHIO, INC. (OH)
HEREFORD INSURANCE AGENCY OF OKLAHOMA, INC.(OK)
HEREFORD INSURANCE AGENCY OF WYOMING, INC.(WY)
HYATT LEGAL PLANS, INC. (DE)
HYATT LEGAL PLANS of FLORIDA, INC. (FL)
JOHN S. MCSWANEY & ASSOCIATES, INC. (ND)
L/C DEVELOPMENT CORPORATION (CA)
MET LIFE HOLDINGS LUXEMBOURG S.A.(LUXEMBOURG)
MET P&C MANAGING GENERAL AGENCY, INC. (TX)
MET INVESTORS ADVISORY CORP. (DE)
METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)
METLIFE CAPITAL CFLI HOLDINGS, LLC (DE)
METLIFE CAPITAL CFLI LEASING, LLC (DE)
METLIFE CAPITAL CREDIT L.P. (DE)
METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)
METLIFE CAPITAL TRUST I (DE)
METLIFE CC HOLDING COMPANY (DE)
METLIFE CENTRAL EUROPEAN SERVICES SPOLKA Z ORGANICZONA
     ODPOWIEDZIALMOSCIA (POLAND)
METLIFE CREDIT CORP.  (DE)
METLIFE DISTRIBUTORS, INC. (DE)
METLIFE EUROPE I, INC. (DE)
METLIFE EUROPE II, INC. (DE)
METLIFE EUROPE III, INC.(DE)
METLIFE EUROPE IV, INC. (DE)
METLIFE EUROPE V, INC. (DE)
METLIFE FINANCIAL ACCEPTANCE CORPORATION (DE)
METLIFE FUNDING, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF ALABAMA, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF KENTUCKY, INC. (DE)
METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA) METLIFE GENERAL INSURANCE AGENCY OF MISSISSIPPI, INC. (DE) METLIFE GENERAL INSURANCE AGENCY OF NORTH CAROLINA, INC. (DE) METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)
METLIFE HOLDINGS, INC. (DE)
METLIFE (INDIA) PRIVATE LTD. (INDIA)
METLIFE INSURANCE COMPANY OF THE PHILLIPINES, INC. (PHILLIPINES) METLIFE INTERNATIONAL HOLDINGS, INC. (DE)
METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)
METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)
METLIFE INVESTMENTS, S.A. (ARGENTINA)
METLIFE NEW ENGLAND HOLDINGS, INC.(DE)
METLIFE SAENGMYOUNG INSURANCE COMPANY LTD.(SOUTH KOREA)
METLIFE SECURITIES, INC. (DE)
METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA (LA)
METLIFE TEXAS HOLDINGS, INC. (DE)
METLIFE TRUST COMPANY, NATIONAL ASSOCIATION (USA)

METPARK FUNDING, INC. (DE)
METRIC ASSIGNOR, INC. (CA)
METRIC CAPITAL CORPORATION (CA)
METRIC MANAGEMENT, INC. (DE)
METRIC PROPERTY MANAGEMENT, INC. (DE)
METRIC REALTY (IL)
METROPOLITAN ASSET MANAGEMENT CORPORATION (DE)
METROPOLITAN CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN GENERAL INSURANCE COMPANY (RI)
METROPOLITAN GROUP PROPERTY AND CASUALTY
INSURANCE COMPANY (RI) METROPOLITAN INSURANCE AND ANNUITY COMPANY (DE) METROPOLITAN LIFE HOLDINGS, NETHERLANDS BV (NETHERLANDS)
METROPOLITAN LIFE INSURANCE COMPANY (NY)
METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG) METROPOLITAN LIFE SEGUROS DE RETIRO S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (ARGENTINA)
METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)
METROPOLITAN LIFE UBEZPIECZEN NA ZYCIE S.A. (POLAND)
METROPOLITAN LLOYDS, INC. (TX)
METROPOLITAN LIFE SEGUROS E PREVIDENCIA PRIVADA S.A. (BRAZIL)
METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)
METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)
METROPOLITAN REALTY MANAGEMENT, INC. (DE)
METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM)
METROPOLITAN TOWER CORP. (DE)
METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)
METROPOLITAN TOWER REALTY COMPANY, INC.(DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-BDR (DE)
MEZZANINE INVESTMENT LIMITED PARTNERSHIP-LG (DE)
MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)
NATHAN & LEWIS ASSOCIATES-ARIZONA, INC. (AZ)
NATHAN & LEWIS ASSOCIATES, INC.(NY)
NATHAN & LEWIS OF NEVADA, INC. (NV)
NATHAN & LEWIS SECURITIES, INC. (NY)
NATHAN AND LEWIS ASSOCIATES OHIO, INCORPORATED (OH)
NATHAN AND LEWIS ASSOCIATES OF TEXAS, INC.(TX)
NATHAN AND LEWIS INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)
NATILOPORTEM HOLDINGS, INC. (DE)
NEW ENGLAND INVESTMENT MANAGEMENT, INC.(MA)
NEW ENGLAND LIFE HOLDINGS, INC. (DE)
NEW ENGLAND LIFE INSURANCE COMPANY (MA)
NEW ENGLAND PENSION AND ANNUITY COMPANY (DE)
NEW ENGLAND SECURITIES CORPORATION (MA)
NEW ENGLAND PORTFOLIO ADVISORS, INC. (MA)
NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)
N.L. HOLDING CORP. (DEL) (NY)
NORTH NOVA, INC. (MA)
OMEGA REINSURANCE CORPORATION  (AZ)
ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)
ONE MADISON MERCHANDISING L.L.C.(CT)
PARAGON LIFE INSURANCE COMPANY (MO)
PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)
SECURITY EQUITY LIFE INSURANCE COMPANY (NY)
SECURITY FIRST FINANCIAL AGENCY, INC. (TX)

SECURITY FIRST GROUP, INC. (FL)
SECURITY FIRST GROUP OF OHIO, INC. (OH)
SECURITY FIRST INSURANCE AGENCY, INC. (MA)
SECURITY FIRST INSURANCE AGENCY, INC. (NV)
SECURITY FIRST LIFE INSURANCE COMPANY (DE)
SEGUROS GENESIS, S.A. (MEXICO)(1)
SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)
SSR AV, INC. (DE)
SSR REALTY ADVISORS, INC.(DE)
SSRM HOLDINGS, INC. (DE)
STAN MINTZ ASSOCIATES, INC. (WI)
STATE STREET RESEARCH INVESTMENT SERVICES, INC. (MA)
STATE STREET RESEARCH & MANAGEMENT COMPANY (DE)
TEXAS LIFE INSURANCE COMPANY (TX)
TEXAS LIFE AGENCY SERVICES, INC. (TX)
TEXAS LIFE AGENCY SERVICES OF KANSAS, INC. (KS)
TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)
VIRTUALFINANCES.COM, INC. (DE)
WALNUT STREET ADVISERS, INC. (MO)
WALNUT STREET SECURITIES, INC. (MO)
WHITE OAK ROYALTY COMPANY (OK)
WSS INSURANCE AGENCY OF ALABAMA, INC.(AL)
WSS INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)
WSS INSURANCE AGENCY OF OHIO, INC.(OH)
WSS INSURANCE AGENCY OF NEVADA, INC. (NV)
WSS INSURANCE AGENCY OF TEXAS, INC.(TX)



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(1) Ownership of Seguros Genesis, S.A. (Mexico) is as follows: Metropolitan Life Insurance Company owns 85.49%, Metropolitan Tower Corp. owns 7.31% and Metropolitan Asset Management Corporation owns 7.20%.

                                  METLIFE, INC.
                             AS OF DECEMBER 31, 2000

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock(2)


AMERICAN HORIZON GENERAL AGENCY, INC. (39.51%) (FL)
AMERICAN HORIZON HOLDINGS, INC. (DE) (39.51%)
AMERICAN HORIZON INSURANCE COMPANY (39.51%) (AZ)
AMERICAN HORIZON INSURANCE COMPANY OF NEW YORK (39.51%)(NY)
AMERICAN HORIZON PROPERTY & CASUALTY INSURANCE COMPANY (39.51%) (IL) AMERICAN HORIZON SERVICES, INC. (39.51%) (DE)
BENEFIT RESOURCE LIFE INSURANCE COMPANY (BERMUDA) LTD.(48.13%)(BERMUDA) DAN RIVER, INC. (32%) (GA)
ECLIPSE CLAIM SERVICES INC. (25%) (CANADA)
FAIRFIELD MANAGEMENT GROUP, INC. (48.13%)(MO)
GRAND CATHAY SECURITIES INVESTMENT TRUST CO., LTD. (20%) (TAIWAN) GENERAL AMERICAN ARGENTINA SEGUROS DE VIDA, S.A. (57.9%) (ARGENTINA) GENESIS SEGUROS GENERALES, SOCIEDAD ANONIMA DE SEGUROS Y
  REASEGUROS (50%)(SPAIN)
GREAT RIVERS REINSURANCE MANAGEMENT, INC. (48.13%)(MO)
MALAYSIA LIFE REINSURANCE GROUP BERHAD (17.37%) (MALAYSIA)
METRIC COLORADO, INC. (80%)(CO)
METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS(3) (TX)
METROPOLITAN STRUCTURES (50%) (IL)
P.T. METLIFE SEJAHTERA (94.3%)(INDONESIA)
REGAL ATLANTIC COMPANY (BERMUDA) LTD. (57.9%) (BERMUDA)
REINSURANCE COMPANY OF MISSOURI, INCORPORATED (57.9%)(MO)
REINSURANCE GROUP OF AMERICA, INCORPORATED (57.9%)(MO)
REINSURANCE PARTNERS, INC. (57.9%)(MO)
RGA AMERICAS REINSURANCE COMPANY, LTD. (57.9%)(BARBADOS)
RGA ARGENTINA, S.A. (57.9%)(ARGENTINA)
RGA AUSTRALIAN HOLDINGS PTY LIMITED (57.9%)(AUSTRALIA)
RGA CANADA MANAGEMENT COMPANY, LTD. (57.9%)(CANADA)
RGA CAPITAL LIMITED (57.9%) (UNITED KINGDOM)
RGA FINANCIAL GROUP, L.L.C.  (46.32%) (DE)
RGA FINANCIAL PRODUCTS LIMITED (57.9%)(CANADA)
RGA HOLDINGS LIMITED (57.9%)(UNITED KINGDOM)
RGA INTERNATIONAL LTD. (57.9%) (CANADA)
RGA LIFE REINSURANCE COMPANY OF CANADA (57.9%)(CANADA)
RGA MANAGING AGENCY LIMITED (57.9%) (UNITED KINGDOM)
RGA REINSURANCE COMPANY (57.9%) (MO)



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(2) Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

(3) Affiliate

RGA REINSURANCE COMPANY (BARBADOS) LTD. (57.9%)(BARBADOS)
RGA REINSURANCE COMPANY OF AUSTRALIA LIMITED (57.9%)(AUSTRALIA)
RGA REINSURANCE COMPANY OF SOUTH AFRICA LIMITED (57.9%)(SOUTH AFRICA) RGA REINSURANCE (UK) LIMITED (57.9%) (UNITED KINGDOM)
RGA SOUTH AFRICAN HOLDINGS (PTY) LTD. (57.9%)(SOUTH AFRICA)
RGA (U.K.) UNDERWRITING AGENCY LIMITED (57.9%)(UNITED KINGDOM)
SANTANDER MET, S.A. (50%) (SPAIN)
SEGUROS GENESIS, S.A. (SPAIN) (50%)(SPAIN)
ST. JAMES FLEET INVESTMENTS TWO LIMITED (34%)(CAYMAN ISLANDS)
STATE STREET RESEARCH STRATEGIC PORTFOLIOS:  AGGRESSIVE(5)
         (63.9%)(MA)
STATE STREET RESEARCH STRATEGIC INCOME PLUS(5) (71.9%)(MA)
STATE STREET RESEARCH INTELLIQUANT PORTFOLIOS:  SMALL CAP VALUE(5)
         (99.2%)(MA)
TEXAS AMERICAN HORIZON SERVICES AGENCY, INC. (57.2%)(TX)
TRIAD RE, LTD. (32.36%)(BARBADOS)


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(5) Mutual Fund

                                  METLIFE, INC.
                             AS OF DECEMBER 31, 2000


Publicly-Held Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its Own Account) of 10% through 99% of the total outstanding voting stock or control:

DAN RIVER, INC. (GA)
METLIFE CAPITAL TRUST I (DE)
REINSURANCE GROUP OF AMERICA, INCORPORATED (MO)